Supplement to the
Fidelity® Environment and Alternative Energy Fund and Fidelity® Natural Resources Fund
April 29, 2026
Prospectus

Effective on or about October 1, 2026, Fidelity® Environment and Alternative Energy Fund will be renamed Fidelity® Climate Fund. All references to the former name are replaced with the new name as appropriate.
Effective on or about October 1, 2026, Fidelity® Environment and Alternative Energy Fund will no longer supplementally compare its performance to that of the FTSE® Environmental Opportunities & Alternative Energy Index.
Effective on or about October 1, 2026, the following information replaces similar information for Fidelity® Environment and Alternative Energy Fund found in the "Fund Summary" section under the "Principal Investment Strategies" heading.
  Normally investing at least 80% of assets in securities of companies that the Adviser believes are positioned to benefit from themes of (i) climate transition and/or (ii) environmental sustainability and resource efficiency.
Companies are considered participants, either directly through operations, products, or services, or indirectly through corporate strategy, in climate transition and/or environmental sustainability and resource efficiency themes if they meet any of the following criteria: (i) are aligned with or progressing toward sustainability goals; (ii) pursue environmental or social transition objectives; and/or (iii) demonstrate strong or improving management of key environmental risks and opportunities such as climate change, resource use, pollution and waste, environmental solutions, and biodiversity and land use.
These companies may include, for example, companies that (i) have presence of proposed or approved science-based targets, and/or (ii) have an above average environmental pillar score as rated by FMR or MSCI. FMR's environmental pillar score represents the portion of the Adviser's proprietary ESG rating process that focuses on a company's environmental practices using a data-driven framework that includes proprietary and third-party (such as Carbon Disclosure Project (CDP) and MSCI) data.
Derivative instruments that provide investment exposure to the investments above or exposure to one or more market risk factors associated with such investments are included in the fund's 80% policy, consistent with the fund's investment policies and limitations with respect to investments in derivatives.
  Normally excluding investments in securities of companies that derive a portion of their revenue from the following activities: thermal coal extraction; thermal coal power generation; oil and gas extraction and production; oil and gas power generation; and refining distillates.
  Normally investing primarily in equity securities.
  Investing in securities of domestic and foreign issuers.
  Investing in either "growth" stocks or "value" stocks or both.
  Using fundamental analysis of factors such as each issuer's financial condition and industry position, as well as market and economic conditions, to select investments.
  Employing sustainable investing exclusion criteria to avoid investments in issuers that are directly engaged in, and/or derive significant revenue from, certain industries. Please see "Fund Basics - Investment Details - Sustainable Investing Exclusions" for additional information.
Effective on or about October 1, 2026, the following information replaces similar information for Fidelity® Environment and Alternative Energy Fund found in the "Fund Summary" section under the "Principal Investment Risks" heading.
  Stock Market Volatility.
Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.
  Sustainability Risk.
Application of Fidelity Management & Research Company LLC's (FMR) (the Adviser) environmental, social and governance (ESG) rating process and/or its sustainable investing exclusion criteria may affect the fund's exposure to certain issuers, sectors, regions, and countries and may affect the fund's performance depending on whether certain investments are in or out of favor. The criteria related to the fund's ESG rating process and/or adherence to its sustainable investing exclusion criteria may result in the fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so. As a result, the fund's performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria. There are significant differences in interpretations of what it means for an issuer to have positive ESG factors. While the Adviser believes its definitions are reasonable, the portfolio decisions it makes may differ with other investors' or advisers' views. When evaluating an issuer, the Adviser is dependent on information or data obtained through voluntary or third-party reporting that may be incomplete, inaccurate, or unavailable, which could cause the Adviser to incorrectly assess an issuer's business practices.
  Foreign Exposure.
Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Climate Focus Risk.
Because the fund focuses its investments in equity securities of climate aware companies, it will be more susceptible to events or factors affecting these companies. The fund is particularly exposed to such developments as changes in global and regional climates, environmental protection regulatory actions, changes in government standards and subsidy levels, changes in taxation and other domestic and international political, regulatory, and economic developments.
  Environment and Alternative Energy Industry Concentration.
The environment and alternative energy industries can be significantly affected by government regulations and subsidies, changing supply and demand for traditional energy sources, and availability of funding for remedial cleanup or development of new technologies, and can be subject to risks associated with hazardous materials.
  Issuer-Specific Changes.
The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.
The value of securities of smaller issuers can be more volatile than that of larger issuers.
  "Growth" Investing.
"Growth" stocks can perform differently from the market as a whole and other types of stocks and can be more volatile than other types of stocks.
  "Value" Investing.
"Value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time.
  Management Risk.
The Adviser's application of the fund's strategy criteria may not achieve its intended results. The fund could underperform in comparison to other funds with a similar benchmark or similar objectives and investment strategies.
In addition, the fund is classified as non-diversified under the Investment Company Act of 1940 (1940 Act), which means that it has the ability to invest a greater portion of assets in securities of a smaller number of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.
An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.
Effective July 30, 2026, the following information replaces similar information for Fidelity® Environment and Alternative Energy Fund found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Brian Aronson (Co-Portfolio Manager) has managed the fund since 2025.
It is expected that Mr. Aronson will transition off the fund on or about October 1, 2026. At that time, Ms. Sayana will assume sole portfolio manager responsibilities.
Preeti Sayana (Co-Portfolio Manager) has managed the fund since 2026.
Effective on or about October 1, 2026, the following information replaces similar information for Fidelity® Environment and Alternative Energy Fund found in the "Investment Details" section under the "Principal Investment Strategies" heading.
Principal Investment Strategies
The Adviser normally invests at least 80% of the fund's assets in securities of companies that the Adviser believes are positioned to benefit from themes of (i) climate transition and/or (ii) environmental sustainability and resource efficiency.
Companies are considered participants, either directly through operations, products, or services or indirectly through corporate strategy, in climate transition and/or environmental sustainability and resource efficiency themes if they meet any of the following criteria: (i) are aligned with or progressing toward sustainability goals; (ii) pursue environmental or social transition objectives; and/or (iii) demonstrate strong or improving management of key environmental risks and opportunities such as climate change, resource use, pollution and waste, environmental solutions, and biodiversity and land use.
These companies may include, for example, companies that (i) have presence of proposed or approved science-based targets, and/or (ii) have an above average environmental pillar score as rated by FMR or MSCI. FMR's environmental pillar score represents the portion of the Adviser's proprietary ESG rating process that focuses on a company's environmental practices using a data-driven framework that includes proprietary and third-party (such as CDP and MSCI) data.
Derivative instruments that provide investment exposure to the investments above or exposure to one or more market risk factors associated with such investments are included in the fund's 80% policy, consistent with the fund's investment policies and limitations with respect to investments in derivatives.
The Adviser is not constrained by any particular investment style. At any given time, the Adviser may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the fund, the Adviser relies on fundamental analysis, which involves a bottom-up assessment of a company's potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions.
The fund will not invest in securities of companies that derive a portion of their revenue from the following activities: thermal coal extraction; thermal coal power generation; oil and gas extraction and production; oil and gas power generation; and refining distillates.
The Adviser normally invests the fund's assets primarily in equity securities.
The Adviser may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.
In addition to concentrating on particular industries, the fund may invest a significant percentage of its assets in relatively few companies and may invest up to 25% in a single company. The fund is classified as non-diversified.
If the Adviser's strategies do not work as intended, the fund may not achieve its objective.
Effective on or about October 1, 2026, the following information replaces similar information for Fidelity® Environment and Alternative Energy Fund found in the "Investment Details" section under the "Principal Investment Risks" heading.
Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations, especially in foreign markets, can be dramatic over the short as well as long term, and different parts of the market, including different market sectors, and different types of equity securities can react differently to these developments. For example, stocks of companies in one sector can react differently from those in another, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Changes in the financial condition of a single issuer can impact the market as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.
Sustainability Risk. Application of FMR's ESG rating process and/or its sustainable investing exclusion criteria may affect Fidelity® Environment and Alternative Energy Fund's exposure to certain issuers, sectors, regions, and countries and may affect the fund's performance depending on whether certain investments are in or out of favor. The criteria related to a fund's ESG rating process and/or adherence to its sustainable investing exclusion criteria may result in the fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so. As a result, the fund's performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria. There are significant differences in interpretations of what it means for an issuer to have positive ESG factors. While the Adviser believes its definitions are reasonable, the portfolio decisions it makes may differ with other investors' or advisers' views. Socially responsible norms differ by country and region, and an issuer's ESG factors or the Adviser's assessment of such may change over time. Fidelity® Environment and Alternative Energy Fund may invest in issuers that do not reflect the beliefs and values of any particular investor. When conducting the ESG rating process of an issuer or compiling and maintaining the sustainable investing exclusion list, the Adviser may rely on information or data obtained through voluntary or third-party reporting that may be incomplete, inaccurate, or unavailable, which could cause the Adviser to incorrectly assess an issuer's business practices with respect to ESG or to incorrectly include or exclude an issuer on or from its sustainable investing exclusion list. The sustainable investing exclusion list criteria are based in whole or in part on data provided by one or more third-party vendor(s) and are, therefore, subject to each vendor's industry and product line definitions (which may vary from those of the Adviser) and data limitations. Data used in applying the exclusion criteria may include inputs self-disclosed by companies as well as estimates where public disclosures are unavailable. Certain investments may be dependent on U.S. and foreign government policies, including tax incentives and subsidies, which may change without notice. A fund's investments in certain issuers may be susceptible to various factors that may impact their businesses or operations, including costs associated with government budgetary constraints that impact publicly funded projects and initiatives, the effects of general economic conditions throughout the world, increased competition from other providers of services, unfavorable tax laws or accounting policies and high leverage.
Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign exchange rates; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.
Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers or providers in, or foreign exchange rates with, a different country or region.
Geographic Exposure. Social, political, and economic conditions and changes in regulatory, tax, or economic policy in a country or region could significantly affect the market in that country or region. From time to time, a small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic, currency, or regulatory developments. Similarly, from time to time, a fund may invest a meaningful portion of its assets in the securities of issuers located in a single country or a limited number of countries. If the fund invests in this manner, there is a higher risk that social, political, economic, tax (such as a tax on foreign investments or financial transactions), currency, or regulatory developments in those countries may have a significant impact on the fund's investment performance.
Special Considerations regarding Canada. The Canadian and U.S. economies are closely integrated. The United States is Canada's largest trading partner and foreign investor and the Canadian economy is significantly affected by developments in the U.S. economy. Canada is a major producer of forest products, metals, agricultural products, and energy-related products, such as oil, gas, and hydroelectricity. As a result, the Canadian economy is very dependent on the demand for, and supply and price of, natural resources, and the Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. Canada's economic growth may be significantly affected by disruptions in its relationship with major trading partners, fluctuations in currency, and global demand for commodities.
Climate Focus Risk. Because the fund focuses its investments in equity securities of climate aware companies, it will be more susceptible to events or factors affecting these companies. The fund is particularly exposed to such developments as changes in global and regional climates, environmental protection regulatory actions, changes in government standards and subsidy levels, changes in taxation and other domestic and international political, regulatory, and economic developments. In addition, scientific developments, such as breakthroughs in the remediation of global warming, and changes in governmental policies relating to the effects of pollution may affect investments in pollution control, which could in turn affect these companies. Such companies also may be significantly affected by technological changes in industries focusing on energy, pollution control and mitigation of global warming. Because society's focus on the climate is relatively new, the emphasis and direction of governmental policies is subject to significant change, and rapid technological change could render even new approaches and products obsolete. Some companies involved in climate aware-related industries have more limited operating histories and smaller market capitalizations on average than companies in other sectors. Additionally, when conducting the rating process for an issuer, the Adviser may rely on information or data obtained through voluntary or third-party reporting that may be incomplete, inaccurate, or unavailable, which could cause the Adviser to incorrectly assess a company's business practices with respect to the climate. As a result of these and other factors, the market prices of securities of companies involved in climate aware-related industries tend to be considerably more volatile than those of companies in more established sectors and industries.
Industry Concentration. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry or group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments. In addition, from time to time, a small number of companies may represent a large portion of a single industry or group of related industries as a whole, and these companies can be sensitive to adverse economic, regulatory, or financial developments.
The environment and alternative energy industry can be significantly affected by government regulations and subsidies, rapid technological change, and changes in the supply and demand for traditional energy sources. Changing political priorities and global supply and demand may also have a significant impact on the availability of funding for remedial cleanup and for research, development, and adoption of new technologies. In addition, hazardous materials involved in environmental industries can present significant liability risk.
The natural resources industries can be significantly affected by events relating to international political and economic developments, energy conservation, the success of exploration projects, commodity prices, and tax and other government regulations.
Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers. Smaller issuers can have more limited product lines, markets, or financial resources.
"Growth" Investing. "Growth" stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. "Growth" stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, "growth" stocks tend to be sensitive to changes in their earnings and more volatile than other types of stocks.
"Value" Investing. "Value" stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. "Value" stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, "value" stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.
Management Risk. The Adviser's application of the fund's strategy criteria may not achieve its intended results. The fund could underperform in comparison to other funds with a similar benchmark or similar objectives and investment strategies.
In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect its performance and the fund may not achieve its investment objective.
Effective on or about October 1, 2026, the following information replaces similar information found in the "Investment Details" section under the "Shareholder Notice" heading.
The following is subject to change only upon 60 days' prior notice to shareholders:
Fidelity® Climate Fund normally invests at least 80% of its assets in securities of companies that the Adviser believes are positioned to benefit from themes of (i) climate transition and/or (ii) environmental sustainability and resource efficiency.
Fidelity® Natural Resources Fund has a policy of investing primarily in companies engaged in specified activities. The fund also has a policy of normally investing at least 80% of its assets in securities of companies principally engaged in specified activities.
Effective July 30, 2026, the following information replaces similar information for Fidelity® Environment and Alternative Energy Fund found in the "Fund Management" section under the "Portfolio Manager(s)" heading.
Brian Aronson is Co-Portfolio Manager of Fidelity® Climate Fund, which he has managed since 2025. He also manages other funds. Since joining Fidelity Investments in 2022, Mr. Aronson has worked as a research analyst and portfolio manager. Prior to joining the firm, Mr. Aronson served as a research analyst at Columbia Threadneedle Investments from 2011 to 2022.
It is expected that Mr. Aronson will transition off the fund on or about October 1, 2026. At that time, Ms. Sayana will assume sole portfolio manager responsibilities.
Preeti Sayana is Co-Portfolio Manager of Fidelity® Climate Fund, which she has managed since 2026. She also manages other funds. Since joining Fidelity Investments in 2005, Ms. Sayana has worked as a research analyst and portfolio manager.
EAE-NRF-PSTK-0726-106 1.9903885.106	July 17, 2026